UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 5, 2001
                        -------------------------------
                       (Date of earliest event reported)

                                TEREX CORPORATION
-----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-10702                34-1531521
-----------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


         500 Post Road East, Suite 320, Westport, Connecticut   06880
       ------------------------------------------------------ ----------
               (Address of Principal Executive Offices)       (Zip Code)


                                 (203) 222-7170
               --------------------------------------------------
               Registrant's telephone number, including area code

                                 NOT APPLICABLE
-----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

     On December 5, 2001, Terex Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with Salomon Smith Barney Inc. (the "Underwriter"), relating to the sale and issuance by the Company of 5,000,000 shares of its Common Stock, par value $0.01 per share (the "Common Stock"), plus up to 750,000 additional shares which may be issued upon the exercise of an option granted to the Underwriter to cover over-allotments. A copy of the Underwriting Agreement is attached hereto as Exhibit 1 and is hereby incorporated herein by reference. A copy of the final Prospectus Supplement, dated December 5, 2001, to the Prospectus dated December 5, 2001, relating to the offer and sale of these shares of Common Stock is attached hereto as Exhibit 2 and is hereby incorporated herein by reference. It is expected that the sale and issuance of the Common Stock contemplated by the Underwriting Agreement will be consummated on or about December 10, 2001.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  (1) Underwriting Agreement, dated as of December 5, 2001, between Terex Corporation and Salomon Smith Barney Inc.

                  (2) Prospectus Supplement, dated December 5, 2001, to Prospectus dated December 5, 2001 of Terex Corporation relating to the offer and sale of 5,000,000 shares of its Common Stock, par value $0.01 per share, plus up to 750,000 additional shares which may be issued upon the exercise of an option granted to the underwriter named therein to cover over-allotments.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            TEREX CORPORATION


                                    By: /s/  Eric I Cohen
                                        -----------------
                                    Name:   Eric I Cohen
                                    Title:  Senior Vice President


Date: December 6, 2001

                                EXHIBIT INDEX




Exhibit                                                              Page in
No.                                                                 Sequential
-------                                                             Numbering
                                                                      System
                                                                      -------


        1 Underwriting Agreement, dated as of December 5, 2001, between Terex Corporation and Salomon Smith Barney Inc.

        2 Prospectus Supplement, dated December 5, 2001, to Prospectus dated December 5, 2001 of Terex Corporation relating to the offer and sale of 5,000,000 shares of its Common Stock, par value $0.01 per share, plus up to 750,000 additional shares which may be issued upon the exercise of an option granted to the underwriter named therein to cover over-allotments.